UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2010 (July 30, 2010)

BOULDER TOTAL RETURN FUND, INC.
 (Exact name of registrant as specified in its charter)

Maryland	811-07390	95-4405635
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2344 Spruce Street, Suite A Boulder, CO 80302
(Address of principal executive offices and zip code)

(303) 444-5483
Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 30, 2010, the Board of Directors of Boulder Total Return Fund, Inc. (the “Fund”) adopted an amendment and restatement of the bylaws of the Fund (the “Amendment”).  The Amendment clarifies that nominations for individuals for election to the Board of Directors may only be made by stockholders of the class of securities entitled to vote for such nominee.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.2           Amended and Restated Bylaws of the Fund dated July 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOULDER TOTAL RETURN FUND, INC.

Date: August 5, 2010

/s/ Stephen C. Miller
-----------------------
Stephen C. Miller
President and General Counsel

EXHIBIT INDEX

Exhibit No.                              Description

99.2	Amended and Restated Bylaws of the Fund dated July 30, 2010.